UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 9, 2014

Five Oaks Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

540 Madison Av., 19th Floor New York, New York (Address of principal executive offices)	10022 (Zip Code)

(212) 257-5073

(Registrant’s telephone number, including area code)

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Five Oaks Acquisition Corp. (“Five Oaks Acquisition”), a wholly owned subsidiary of Five Oaks Investment Corp. (the “Company”), and JPMorgan Acquisition Corporation (“JPMorgan Acquisition”) have entered into a Mortgage Loan Purchase and Servicing Agreement, dated as of September 26, 2014, (as amended, the “Agreement”) pursuant to which JPMorgan Acquisition has acquired certain mortgage loans.  JPMorgan Acquisition sold the mortgage loans to J.P. Morgan Acceptance Corporation I, a Delaware corporation, which then sold the same loans to  J.P. Morgan Mortgage Trust 2014-OAK4 (the “Trust”) pursuant to an Assignment, Assumption and Recognition Agreement (this “Assignment”), dated as of October 9, 2014, entered into by and among the Trust, JP Morgan Acquisition and Five Oaks Acquisition.  The Trust sold certificates backed by the mortgage loans sold by Five Oaks Acquisition, and mortgage loans sold by others, to JPMorgan Acquisition (the “Certificates”).  The Certificates were then sold to investors in a transaction exempt from registration under the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated October 7, 2014.  J.P. Morgan acted as Co-Lead Manager and Sole Bookrunner and BofA Merrill Lynch acted as Co-Lead Manager for the offering. In connection with the sale of the mortgage loans pursuant to the Assignment and the issuance of the Certificates by the Trust, Five Oaks Acquisition provided certain indemnities to the JP. Morgan entities and to BofA Merrill Lynch. Five Oaks Acquisition will act as servicer for the loans it sold to the Trust and has retained PHH Mortgage Corporation and Shellpoint Mortgage Servicing as sub-servicers. The Company purchased all of the subordinated Class B Certificates issued by the Trust and intends to consolidate the Trust’s assets.

Item 7.01. Regulation FD Disclosure.

On October 14, 2014, the Company issued a press release announcing its inaugural participation in a prime residential mortgage securitization transaction.

A copy of the press release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1    -    Mortgage Loan Purchase and Servicing Agreement dated as of September 26, 2014, between Five Oaks Acquisition Corp., as seller and servicing administrator, and J.P. Morgan Mortgage Acquisition Corp., as purchaser.

10.2    -    Assignment, Assumption and Recognition Agreement dated as of October 9, 2014, by and among J.P. Morgan Acceptance Corporation I, J.P. Morgan Mortgage Trust 2014-OAK4, J.P. Morgan Mortgage Acquisition Corp. and Five Oaks Acquisition Corp.

99.1    -    Press Release of Five Oaks Investment Corp., October 14, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Oaks Investment Corp.

October 14, 2014	By:	/s/ David Oston
David Oston
Chief Financial Officer, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Mortgage Loan Purchase and Servicing Agreement dated as of September 26, 2014, between Five Oaks Acquisition Corp., as seller and servicing administrator, and J.P. Morgan Mortgage Acquisition Corp., as purchaser.

10.2	Assignment, Assumption and Recognition Agreement dated as of October 9, 2014, by and among J.P. Morgan Acceptance Corporation I, J.P. Morgan Mortgage Trust 2014-OAK4, J.P. Morgan Mortgage Acquisition Corp. and Five Oaks Acquisition Corp.

99.1	Press Release of Five Oaks Investment Corp., dated October 14, 2014.

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